Exhibit 32

CERTIFICATIONS PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NovaMed, Inc. (the “Company”) for the fiscal quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen J. Winjum, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen J. Winjum
Stephen J. Winjum
Chief Executive Officer
November 12, 2004

In connection with the Quarterly Report on Form 10-Q of NovaMed, Inc. (the “Company”) for the fiscal quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott T. Macomber, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott T. Macomber
Scott T. Macomber
Chief Financial Officer
November 12, 2004

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to NovaMed, Inc. and will be retained by NovaMed, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.